         MORGAN STANLEY INSTITUTIONAL FUND TRUST - HIGH YIELD PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                                      AMOUNT OF     % OF     % OF
                                     OFFERING           TOTAL          SHARES     OFFERING    FUNDS
  SECURITY      PURCHASE/   SIZE OF  PRICE OF         AMOUNT OF       PURCHASED   PURCHASED   TOTAL                  PURCHASED
  PURCHASED    TRADE DATE  OFFERING   SHARES           OFFERING        BY FUND     BY FUND   ASSETS     BROKERS        FROM
------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Morgan
                                                                                                        Stanley,
                                                                                                         Citi,
                                                                                                         Credit
                                                                                                        Suisse,
                                                                                                        Goldman,
                                                                                                        Sachs &
                                                                                                          Co.,
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                      Securities,
                                                                                                        JPMorgan
                                                                                                          RBS
                                                                                                       Greenwich
                                                                                                        Capital,
                                                                                                         Daiwa
                                                                                                       Securities
                                                                                                          SMBC
                                                                                                        Europe,
                                                                                                       Mitsubishi
                                                                                                          UFJ
                                                                                                      Securities,
                                                                                                        Wachovia
                                                                                                      Securities,
                                                                                                      West LB AG,
                                                                                                        Bank of
                                                                                                        America
                                                                                                       Securities
   Capmark                                                                                                LLC,
  Financial                                                                                             Natixis,
 Group 6.30%     05/03/07              $99.84   $      295,000.00    120,000.00     0.00%     0.06%   RBC Capital    Citigroup
due 5/10/2017                 --                                                                        Markets,
                                                                                                         Scotia
                                                                                                        Capital,
                                                                                                         Lehman
                                                                                                       Brothers,
                                                                                                        Shinsei
                                                                                                      International
                                                                                                        Limited
                                                                                                         Morgan
                                                                                                        Stanley,
                                                                                                         Citi,
                                                                                                         Credit
                                                                                                        Suisse,
                                                                                                        Goldman,
                                                                                                        Sachs &
                                                                                                          Co.,
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                      Securities,
                                                                                                        JPMorgan
                                                                                                          RBS
                                                                                                       Greenwich
                                                                                                        Capital,
                                                                                                         Daiwa
                                                                                                       Securities
                                                                                                          SMBC
                                                                                                        Europe,
                                                                                                       Mitsubishi
                                                                                                          UFJ
                                                                                                      Securities,
                                                                                                        Wachovia
   Capmark                                                                                            Securities,
  Financial     05/03/07      --       $99.96    $      715,000.00    295,000.00     0.02%    0.14%    West LB AG,   Citigroup
Group 5.875%                                                                                            Bank of
due 5/10/2012                                                                                           America
                                                                                                       Securities
                                                                                                          LLC,
                                                                                                        Natixis,
                                                                                                      RBC Capital
                                                                                                        Markets,
                                                                                                         Scotia
                                                                                                        Capital,
                                                                                                         Lehman
                                                                                                       Brothers,
                                                                                                        Shinsei
                                                                                                      International
                                                                                                        Limited
                                                                                                       JPMorgan,
                                                                                                         Citi,
                                                                                                         Credit
                                                                                                      Suisse, ABN
                                                                                                          AMRO
                                                                                                      Incorporated,
                                                                                                        Merrill
                                                                                                        Lynch &
                                                                                                       Co., Banc
                                                                                                       of America
                                                                                                       Securities
                                                                                                      LLC, Lehman
                                                                                                       Brothers,
                                                                                                         Morgan
                                                                                                        Stanley,
                                                                                                          BNP
                                                                                                        PARIBAS,
   Dynergy                                                                                              Goldman,
Holdings Inc.                                                                                           Sachs &      JPMorgan
  7.75% due    05/17/07        --     $100.00    $1,100,000,000.00    230,000.00    0.02%      0.11%       Co.,
  6/1/2019                                                                                              Wedbush
                                                                                                         Morgan
                                                                                                       Securities
                                                                                                         Inc.,
                                                                                                         Calyon
                                                                                                       Securities
                                                                                                       (USA), RBS
                                                                                                       Greenwich
                                                                                                        Capital,
                                                                                                        Dresdner
                                                                                                       Kleinwort,
                                                                                                         Scotia
                                                                                                        Capital,
                                                                                                        Wachovia
                                                                                                       Securities
                                                                                                        Banc of
                                                                                                        America
                                                                                                       Securities
 FMC Finance                                                                                              LLC,
III SA 6.875%                                                                                           Deutsche      Banc of
due 7/15/2017  06/26/07        --      $98.23    $  500,000,000.00  1,420,000.00   0.28%       0.68%      Bank        America
                                                                                                      Securities,
                                                                                                         Morgan
                                                                                                        Stanley